Exhibit 99.2
TRUST AGREEMENT
     THIS TRUST AGREEMENT, dated as of November 24, 2010, (the “Agreement”) by and between GreenHunter Energy, Inc., a Delaware corporation (the “Grantor”), and Jack C. Myers, an individual residing in the State of Texas (the “Trustee”).
WITNESSETH:
     WHEREAS, Grantor issued its nonrecourse 10% Series A Secured Redeemable Debentures due 2012 (the “Debentures”) that were secured solely by all of Grantor’s common stock in its wholly owned Texas subsidiary, GreenHunter BioFuels, Inc. (“GreenHunter BioFuels”);
     WHEREAS, Grantor desires to transfer all of its common stock in GreenHunter BioFuels (the “Trust Property”) to Trustee in an irrevocable trust (the “Trust”) for the benefit of the holders of the Debentures and their respective successors, assigns, heirs and devisees (collectively, the “Beneficiaries”) and, to the extent set forth in Section 4.02, the stockholders of Grantor and their respective successors, assigns, heirs and devisees (the “Alternative Beneficiaries”) in full and final satisfaction of any obligation Grantor might have to the Beneficiaries;
     WHEREAS, this Agreement is designed to create a Trust in order that Trustee may hold the Trust Property for the sole benefit of the Beneficiaries and the Alternative Beneficiaries; and
     WHEREAS, Trustee is willing to accept the Trust Property as herein provided.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Grantor and Trustee agree as follows:
ARTICLE 1
DEFINITIONS
     Capitalized terms used in this Agreement shall have the respective meanings assigned thereto below, unless such terms are otherwise defined herein or the context hereof shall otherwise require. The terms “hereof,” “herein,” “hereunder” and comparable terms refer to this Agreement, as amended, modified or supplemented from time to time, and not to any particular portion hereof. References in this Agreement to sections, paragraphs and clauses are to sections, paragraphs and clauses in this Agreement unless otherwise indicated.
     “Business Day” means a day other than a Saturday or a Sunday and other than a day on which banking institutions in Dallas, Texas are required or authorized by law or order to be closed.
     “Business Entity” means and includes any, corporation, limited liability company, partnership, business trust, firm, joint stock company, joint venture, trust or other entity recognized as a separate person under applicable law.

     “Rule Against Perpetuities” means the rule found in Section 112.036 of the Texas Trust Code requiring that an interest is not good unless it must vest, if at all, no later than 21 years after some life in being at the time of the creation of the interests, plus a period of gestation.
ARTICLE 2
CREATION OF IRREVOCABLE TRUST
     Section 2.01. Transfer of Control. Grantor hereby makes an irrevocable transfer of all its right, title and interest in and to the Trust Property to Trustee for the sole benefit of the Beneficiaries. Trustee hereby acknowledges, on behalf of itself and the Beneficiaries, that Grantor has indicated that all or substantially all of the assets of GreenHunter BioFuels are mortgaged, pledged or otherwise subject to liens and security interests.
     Section 2.02. Acceptance and Declaration of Trust. Trustee accepts the Trust created hereby, and declares that it will hold the Trust for the use and sole benefit of the Beneficiaries, in accordance with and subject to all of the terms and conditions contained in this Agreement, and agrees to perform the same and agrees to receive and disburse all properties and moneys constituting part of the Trust, all in accordance with the terms hereof.
ARTICLE 3
TRUSTEE
     Section 3.01. Resignation. Trustee may resign at any time upon giving 15 days prior written notice of such resignation to Grantor. Such resignation shall take effect only upon the appointment of a successor Trustee pursuant to Section 3.02, whereupon all powers, rights and obligations of the resigning Trustee under this Agreement shall cease and terminate.
     Section 3.02. Successor Trustee. Promptly upon receipt of a notice of resignation from Trustee in accordance with Section 3.01, a successor trustee shall be appointed by a written instrument signed by duly authorized officers of Grantor and the successor trustee shall execute and deliver to the predecessor trustee an instrument accepting such appointment. Such successor trustee shall assume all powers, rights and obligations of such trustee hereunder immediately upon the resignation of such trustee becoming effective. If Grantor shall not have so appointed a successor trustee within 15 days after such resignation or removal, Trustee may apply to any court of competent jurisdiction to appoint a successor trustee to act until such time, if any, as a successor or successors shall have been appointed by Grantor in accordance with the procedures of this Section 3.02.
     Section 3.03. Vacancies. If any vacancy shall occur in the position of Trustee for any reason, including, without limitation, removal, resignation, or the inability or refusal of such trustee to act as Trustee, the vacancy shall be filled in accordance with Section 3.02.
     Section 3.04. Merger. Any Business Entity into which Trustee may be merged or converted or with which it may be consolidated, or any Business Entity resulting from any merger, conversion or consolidation to which Trustee shall be a party, or any Business Entity to which substantially all the corporate trust business of Trustee may be transferred, shall be Trustee without further act.

     Section 3.05. Tax Returns. Trustee shall keep all appropriate books and records relating to the receipt and disbursement of all monies under this Agreement or any agreement contemplated hereby. Trustee shall be responsible for causing to be prepared, at the request and expense of Grantor, all income tax returns required to be filed with respect to the Trust and shall execute and file such returns. Each party hereto, upon request, will furnish the other party with all such information as may be reasonably required from the other party in connection with the preparation of such income tax returns.
     Section 3.06. Compensation. Trustee shall receive from Grantor as compensation for Trustee’s services hereunder such fees as may heretofore and from time to time hereafter be agreed upon by Trustee and Grantor. Trustee shall also be reimbursed by Grantor for all reasonable costs and expenses incurred or made by it in accordance with any of the provisions of this Agreement.
     Section 3.07. Trustee May Rely. Trustee shall not incur any liability to any person in acting or refraining from acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. As to any fact or matter, the manner or ascertainment of which is not specifically described herein, Trustee may for all purposes hereof rely on a certificate, signed by or on behalf of the party executing such certificate, as to such fact or matter, and such certificate shall constitute full protection of Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
     Section 3.08. Trustee Acts as Trustee. In accepting the Trust, Trustee acts solely as trustee hereunder and not in any individual capacity, and all persons other than Grantor or the Beneficiaries having any claim against Trustee by reason of the transactions contemplated hereby shall not have any recourse to Trustee in its individual capacity.
     Section 3.09. No Expenses for Trustee. Trustee shall not have any obligation by virtue of this Agreement to expend or risk any of its own funds, or to take any action which could, in the reasonable opinion of Trustee, result in any cost or expense being incurred by Trustee. Trustee shall not be required to take any action or refrain from taking any action under this Agreement unless it shall have been indemnified by Grantor in a manner and form satisfactory to Trustee against any liability, cost or expense (including reasonable attorneys’ fees) which may be incurred in connection therewith.
     Section 3.10. Certain Duties and Responsibilities of Trustee. Trustee undertakes to perform only such duties and responsibilities as are specifically set forth in this Agreement, and no implied duties, covenants or obligations shall be read into this Agreement against Trustee. In performing its duties under this Agreement, Trustee shall not be liable to anyone for damages, losses or expenses which may be incurred as a result of Trustee so acting or failing to so act; provided, however, that Trustee shall not be relieved from liability for damages arising out of its proven gross negligence or willful misconduct under this Agreement. Trustee shall have no obligation to take any legal action in connection with this Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding which would or might involve it in any cost, expense, loss or liability unless security and indemnity, as provided in this Agreement, shall be furnished to its reasonable satisfaction. Trustee shall in no event incur any liability with respect to any action taken or omitted to be taken in good faith upon advice of legal counsel, which may be counsel to any party hereto, given with respect to any question relating to the duties and responsibilities of Trustee hereunder. Trustee shall not be bound by, subject to, or obligated to recognize any other agreement or contract between or direction or instruction of, any or all of the parties hereto, and shall not be charged with knowledge of the contents or conditions of any such agreement or contract.
     Section 3.11. Attachments, Garnishments and Levies to Trustee. If any property subject hereto, including the Trust Property, is at any time attached, garnished, or levied upon under any governmental decree or court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment, or decree shall be made or entered by any court affecting such property or any party hereto, then in any such events, Trustee is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside, or vacated.
     Section 3.12. Powers of Trustee. Trustee shall have the power and authority to do any act or thing necessary or advisable for the proper administration and distribution of the Trust.
ARTICLE 4
DISTRIBUTIONS
     Section 4.01. Distributions. Grantor represents and warrants to Trustee that on the date hereof (i) the aggregate principal amount of Debentures is $21,043,147.88 (the “Debenture Total”) and (ii) the aggregate number of shares of common stock of GreenHunter BioFuels constituting the Trust Property is 1,000,000 (the “Stock Total”). Upon the written request of any Beneficiary, together with surrender of such Beneficiary’s original Debenture for cancellation, the Trustee will:
(i) cancel, or cause to be cancelled, the surrendered Debenture;
(ii) issue, or cause to be issued, to such Beneficiary that number of shares of common stock (which may include fractional shares) equal to the mathematical product of (A) the Stock Total multiplied by (B) a fraction of which (x) the numerator is the principal amount of the Debenture surrendered for cancellation and (y) the denominator is the Debenture Total; and
(iii) cancel that number of shares (including fractional shares) determined under clause (ii) from the remaining shares of common stock of GreenHunter BioFuels held as part of the Trust Property.
     Section 4.02. Alternative Distributions. In the event any Beneficiary advises Grantor that such Beneficiary is disclaiming any interest in the Trust Property, or if Grantor advises the Trustee in writing that it has determined in good faith that one or more Beneficiaries does not wish to claim any interest in the Trust Property, the Trustee will thereafter hold the disclaimed portion of the Trust Property (the “Disclaimed Trust Property”) for the benefit of the Alternative Beneficiaries. Upon the written request of Grantor, the Trustee will:
(i) to the extent reasonably practicable, cancel, or cause to be cancelled, the surrendered Debenture;
(ii) issue, or cause to be issued, to the Alterative Beneficiaries that number of shares of common stock (which may include fractional shares) (the “Distributed Shares”) equal to the mathematical product of (A) the Stock Total multiplied by (B) a fraction of which (x) the numerator is the principal amount of the Disclaimed Trust Property and (y) the denominator is the Debenture Total, with each Alternative Beneficiary receiving that number of Distributed Shares equal to the mathematical product of the total number of Distributed Shares multiplied by a fraction of which [1] the numerator is the number of shares of common stock of Grantor owned by such Alternative Beneficiary on the record date for such distribution and [2] the denominator is the number of shares of common stock of Grantor outstanding on such record date; and
(iii) cancel that number of shares (including fractional shares) constituting the Distributed Shares determined under clause (ii) from the remaining shares of common stock of GreenHunter BioFuels held as part of the Trust Property.
ARTICLE 5
INDEMNIFICATION OF TRUSTEE BY GRANTOR
     Section 5.01. Indemnification. Grantor hereby agrees to indemnify Trustee, its affiliates and respective directors, officers, agents, attorneys, and employees (the “Indemnified Persons”) and save the Indemnified Persons harmless from and against any and all claims, tax liabilities, lawsuits, causes of action or other legal actions and proceedings of whatever nature (whether by way of direct action, counterclaim, cross action or impleader), liabilities, costs (including without limitation, any and all court costs and reasonable attorneys’ fees) losses, demands and damages (each, a “Claim”) by any person or entity which may be incurred by the Indemnified Persons (1) as a result of or in connection with Trustee’s capacity as such under this Agreement, (2) in any way related to or arising out of or in connection with this Agreement or any action taken or not taken by Trustee pursuant to this Agreement, or (3) as a result of Trustee’s performance of its duties pursuant to this Agreement. Upon the written request of any such Indemnified Person, Grantor agrees to assume the investigation and defense of any Claim, including the employment of counsel reasonably acceptable to the applicable Indemnified Person, and the payment of all expenses related thereto and, notwithstanding any such assumptions, the Indemnified Person shall have the right, and Grantor agrees to pay the cost and expense thereof, to employ separate counsel with respect to any such Claim and participate in the investigation and defense thereof in the event that such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Person which are different from or additional to those available to Grantor. Grantor hereby agrees to indemnify and hold harmless the Indemnified Persons from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable attorneys’ fees, arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, including any loss, liability, cost, damage or expense resulting from Trustee’s own negligence. Trustee may consult counsel in respect of any question regarding this Agreement or any question arising out of or related to this Agreement, and Trustee shall not be liable to any party for any action taken or omitted in good faith upon advice of such counsel. Grantor agrees that Trustee shall have no liability hereunder, including but not limited to liability for any error of judgment or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for its own negligence or for anything which it may do or refrain from doing in connection herewith, except for its proved gross negligence or willful misconduct. Grantor hereby agrees that the indemnifications and protections afforded to Trustee in this Section 5.01 shall survive the termination of this Agreement.
ARTICLE 6
TERMINATION
     Section 6.01. Termination Date. The Trust shall terminate without any notice or other action of Trustee upon the earlier of (i) the sale or other final disposition by Trustee of all property constituting the Trust, or (ii) 21 years less one day after the earliest execution of this Trust Agreement by any party hereto.
     Section 6.02. Distribution of Trust Upon Termination. Upon any termination of the Trust or if a court of proper jurisdiction finds that this Trust is invalid under applicable law or if the Trust violates the Rule Against Perpetuities, Trustee shall convey any remaining Trust Property to the Beneficiaries.
ARTICLE 7
MISCELLANEOUS
     Section 7.01. Nature of Title of Beneficiaries. No Beneficiary or Alternative Beneficiary shall have any legal title to any part of the Trust. No transfer, by operation of law or otherwise, of the right, title and interest of the Beneficiaries in and to the Trust or the trusts hereunder, in accordance with the terms hereof, shall operate to terminate this Agreement or the trusts hereunder or entitle any successor or transferee of the Beneficiaries or the Alternative Beneficiaries to an accounting or to the transfer of it of legal title to any part of the Trust.
     Section 7.02. Notices. Unless otherwise expressly provided herein, all notices, instructions, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally (including by courier or overnight courier with confirmation) to the parties at the following addresses: (i) if to Trustee, to Jack C. Myers, 4709 West Lovers Lane, Suite 200, Dallas, Texas 75029, and (ii) if to Grantor, to GreenHunter Energy, Inc., 1048 Texan Trail, Grapevine, Texas 76051 Attention: Corporate Secretary.
     Section 7.03. Situs of Trust; Governing Law. The Trust has been accepted by Trustee and will be administered in the State of Texas. The validity, construction and enforcement of this Agreement shall be governed by the laws of the State of Texas without giving effect to principles of conflict of law. The parties to this Agreement hereby agree that the jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent court in Dallas County, Texas or by a United States District Court sitting in Dallas County, exclusively. The parties agree that delivery or mailing of any process or other papers in the manner provided herein, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof. If any provision of this Agreement shall be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective, provided that such remaining provisions do not increase the obligations or liabilities of Trustee.
     Section 7.04. Assignment. Nothing in this Agreement, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto and their successors and assigns, any legal claim under any covenant, condition or provision hereof, all the covenants, conditions, and provisions contained in this Agreement being for the sole benefit of the parties hereto, the Beneficiaries and their successors and assigns. No party may assign any of its rights or obligations under this Agreement without (i) the written consent of the other parties, which consent may be withheld in the sole discretion of the party whose consent is sought and (ii) the written agreement of the transferee that it will be bound by the provisions of this Agreement.
     Section 7.05. Amendment. This Agreement may not be amended, modified, supplemented, or otherwise altered except by an instrument in writing signed by the parties hereto. No such modification or amendment shall be deemed to be or shall constitute a modification with respect to any other terms or provisions of this Agreement, whether or not similar. Any modification shall be effective only in the specific instance and for the purpose for which it was given, and shall not, unless agreed upon by the parties hereto, constitute a continuing modification. No waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.
     Section 7.06. Headings. The headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
     Section 7.07. Entire Agreement. This Agreement contains the completed agreement of the parties with respect to its subject matter and supersedes and replaces any previously made proposals, representations, warranties or agreements with respect thereto by any of the parties hereto.
     Section 7.08. Facsimile Signature. Any signature of any party required or contemplated by this Agreement, including, without limitation, the execution of this Agreement, may be made, obtained or submitted via facsimile transmission or similar electronic transmission and any signature so made shall be valid and binding as an original signature.
     Section 7.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.
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     IN WITNESS WHEREOF, Trustee and Grantor have caused this Agreement to be duly executed all as of the date first above written.

GREENHUNTER ENERGY, INC.
By:
Morgan F. Johnston
Sr. VP, General Counsel and Secretary

JACK C. MYERS
By:
Jack C. Myers, Trustee